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                                                                    EXHIBIT 10.5

                              McKESSON HBOC, INC.

                  1994 STOCK OPTION AND RESTRICTED STOCK PLAN

                     (As Amended Through January 27, 1999)

     1.   Establishment, Purpose and Definitions.
          --------------------------------------

          (a) There is hereby adopted the McKesson HBOC, Inc. 1994 Stock Option and Restricted Stock Plan (the "Plan"), (formerly known as the McKesson Corporation 1994 Stock Option and Restricted Stock Plan). The Plan shall be the successor to the McKesson Corporation 1988 Restricted Stock Plan and the McKesson Corporation 1978 Stock Option Plan (collectively, the "Predecessor Plans") with respect to those awards under the Predecessor Plans which will be equitably adjusted to become awards under the Plan ("Adjusted Awards"), all in connection with the restructuring of McKesson Corporation, a Delaware corporation ("Old McKesson"), that will result in the sale of Old McKesson's PCS business to Eli Lilly and Company (the "Transaction"). In connection with the Transaction, SP Ventures, Inc. was renamed McKesson Corporation, the name of which was subsequently changed to McKesson HBOC, Inc. on January 12, 1999 (which entities are referred to herein as the "Company", as the context so requires) and the Plan was renamed the McKesson Corporation 1994 Stock Option and Restricted Stock Plan.

          (b) The purpose of this Plan is to provide a means whereby key executives of the Company and its affiliates may be given an opportunity to purchase shares of the common stock ($0.01 par value) of the Company (the "Stock") pursuant to options which may or may not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code, as amended (the "Code"), and by providing participants with grants of restricted shares of Stock ("Restricted Stock") in accordance with the terms and conditions set forth herein. Until July 30, 1997, the Plan also provided for grants of options to members of the Board of Directors of the Corporation who were not employed as regular salaried officers or employees of the Corporation or its affiliates ("Non-Employee Directors"). On that date, the stockholders approved the Non-Employee Directors' Equity Compensation and Deferral Plan (the "1997 Plan"), and all grants of options to Non-Employee Directors from that date forward will be made under the 1997 Plan. All options previously granted to Non-Employee Directors under this Plan will continue to be governed by the terms and conditions in effect at the time of the grant of such options.

     2.   Stock Subject to the Plan.
          -------------------------

          (a) The aggregate number of shares of Stock available for the grant of awards hereunder shall equal the sum of (a) the number of shares of Stock issuable in connection with Adjusted Awards, plus (b) 29,300,000 (all such shares shall be subject to equitable adjustment as
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provided herein). With respect to the shares of Stock referred to in clause (b)
above (the "Future Award Shares") no more than 2,200,000 shares may be awarded as Restricted Stock (subject to equitable adjustment as provided herein). The maximum number of Future Award Shares that may be granted to any individual during any plan year in the form of Restricted Stock shall not exceed 40,000 and the maximum number of Future Award Shares that may be granted to any individual in the form of options during any plan year shall not exceed 600,000; in each case, such maximum number shall be subject to equitable adjustment as provided herein. All awards of Future Award Shares shall be contingent on the approval of the Plan by the stockholders of the Company at its first annual meeting of stockholders next following consummation of the Transaction.

          As the Committee (as hereinafter defined) may determine from time to time, the Stock may consist either in whole or in part of shares of authorized but unissued Stock, or shares of authorized and issued Stock reacquired by the Company and held in its treasury. If an option covered by Future Award Shares is surrendered for cash or for any other reason (except surrender for shares of Stock) ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available for grants of stock options under the Plan. If any shares of Stock underlying Restricted Stock grants which are covered by Future Award Shares shall be reacquired by the Company pursuant to the termination provisions described herein or in the instruments evidencing the making of such Restricted Stock grants, such shares shall again be available for grant of Restricted Stock awards under the Plan (to the extent permitted under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Prior to the granting of awards, the Company shall be under no obligation to reserve or retain in its treasury any particular number of shares of Stock at any time, and no particular shares of Stock, whether issued or held as treasury Stock, shall be identified as being available for future awards under the Plan.

          (b) In the case of options which are intended to qualify as "incentive stock options" under Section 422 of the Code, the aggregate fair market value (determined as of the time the option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by any eligible key executive during any calendar year (under this Plan and any other plans of the Company) shall not exceed $100,000.

          (c) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to preserve (but not increase) the rights of participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares which may thereafter be issued in connection with Future Award Shares (with respect to both Restricted Stock and option awards),
(ii) the number and kind of shares issued in respect of outstanding Adjusted Awards, (iii) the number and kind of shares issued in respect of outstanding awards of Future Award Shares, and (iv) the exercise price relating to any options.

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     3.   Eligibility.
          -----------

          Persons who shall be eligible to have granted to them awards provided for by the Plan shall be such key executives of the Company and its affiliates as the Committee, in its sole discretion, shall designate from time to time.

     4.   Administration of the Plan.
          --------------------------

          (a) The Plan shall be administered by a committee (the "Committee") consisting of not less than two directors of the Company to be appointed by the Board, each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act.

          (b) The Committee may from time to time determine which key executives of the Company and its affiliates shall be granted awards under the Plan, the terms thereof, and the number of shares covered by an option or the number of shares of Restricted Stock to be granted.

          (c) The Committee shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments evidencing awards granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be final and binding on all participants and other interested parties.

     5.   Stock Options and Stock Appreciation Rights.
          -------------------------------------------

          (a)  The Option Price.
               ----------------

          The exercise price of each option shall not be less than the fair market value of the Stock covered by such option on the date the option is granted, except that the option price associated with Adjusted Awards shall be such price as results from the equitable adjustment of such awards. Such fair market value shall, if the Stock is not listed or admitted to trading on a stock exchange, be the mean between the lowest reported bid price and highest reported asked price of the Stock on the date the option is granted in the over-the-counter market, as reported by any publication of general circulation selected by the Company which regularly reports the market price of the Stock in such market, or, if the Stock is then listed or admitted to trading on any stock exchange, the composite closing price on such day as reported in the Wall Street Journal; provided, however, that if the Committee determines that as a result of the Transaction fair market value may be more accurately determined based on the average closing price of the Stock over a three-consecutive-day period immediately prior to the grant, then such average will constitute fair market value. Such price shall be subject to adjustment as provided in paragraph 2(c) hereof.

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          (b)  Terms and Conditions of Options.
               -------------------------------

               (i) Each option granted pursuant to the Plan shall be evidenced by a written grant agreement (the "Agreement") executed by the Company and the person to whom such option is granted which shall provide such terms and conditions as the Committee may determine, in its sole discretion.

               (ii) Unless otherwise provided in the Agreement, the term of each option shall be for no more than ten years and three months; provided however that the term of each option intended to qualify as an "incentive stock option" shall be for no more than ten years.

               (iii) The Agreement may contain such other terms, provisions, and conditions as may be determined by the Committee (not inconsistent with this Plan) including, without limitation, provisions relating to stock appreciation rights ("SARs") with respect to options granted hereunder. Unless otherwise provided in the Agreement, the Committee may, in its sole discretion, extend the post-termination exercise period with respect to an option (but not beyond the original term of such option). If an option, or any part thereof, is intended to qualify as an "incentive stock option", the Agreement shall contain those terms and conditions necessary to so qualify said option or such part thereof.

               (iv) The Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate.

               (v) Adjusted Awards shall remain subject to the same terms and conditions to which they were subject prior to any equitable adjustment made in respect of the Transaction.

          (c)  Stock Appreciation Rights.
               -------------------------

          The Committee may, under such terms and conditions as it deems appropriate, authorize the surrender by an optionee of all or part of an unexercised option and authorize a payment in consideration thereof of an amount equal to the difference obtained by subtracting the option price of the shares then subject to exercise under such option from the fair market value of the Stock represented by such shares on the date of surrender, provided that the Committee determines that such settlement is consistent with the purpose of the Plan. Such payment may be made in shares of Stock valued at their fair market value on the date of surrender of such option or in cash, or partly in shares and partly in cash. Acceptance of such surrender and the manner of payment shall be in the discretion of the Committee. If an option is surrendered for cash, the shares covered by the surrendered option will thereafter be available for grant under the Plan to the extent permitted under Rule 16b-3 of the Exchange Act.

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          (d)  Use of Proceeds.
               ---------------

          Proceeds realized from the sale of Stock pursuant to options granted under the Plan shall constitute general funds of the Company.

     6.   Restricted Stock Awards.
          -----------------------

          (a)  Terms and Conditions.
               --------------------

          Each Restricted Stock grant made pursuant to the Plan shall be evidenced by an Agreement executed by the Company and the person to whom such Restricted Stock is granted (the "Grantee"). Each Restricted Stock grant made under the Plan shall, unless otherwise provided in the Agreement, contain the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Committee. Adjusted Awards shall maintain the same terms and conditions to which they were subject prior to any equitable adjustment made in respect of the Transaction.

          (b)  Restrictions.
               ------------

          Until the restrictions imposed on any Restricted Stock grant shall lapse, shares of Stock granted to a participant pursuant to a Restricted Stock grant:

               (i) shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, and

               (ii) shall, if the Grantee's continuous employment with the Company shall terminate for any reason, unless otherwise provided in the Agreement, be returned to the Company forthwith, and all the rights of the Grantee to such shares shall immediately terminate; provided that if the Committee, in its sole discretion, shall within ninety (90) days of such termination of employment, notify the participant in writing of its decision not to terminate the Grantee's rights in such shares, then the Grantee shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. If the Grantee's interests in the shares granted pursuant to a Restricted Stock grant shall be terminated, such Grantee shall forthwith deliver or cause to be delivered to the Secretary of the Company the certificate(s), if any, previously delivered to the Grantee for such shares, accompanied by such endorsement(s) and/or instrument(s) of transfer as may be required by the Secretary of the Company.

          (c)  Lapse of Restrictions.
               ---------------------

          Except as otherwise provided in the Plan or the Agreement, the restrictions imposed on any Restricted Stock grant shall commence with the date of the grant and continue during a period set by the Committee. Notwithstanding the foregoing, the Committee may accelerate the lapsing of restrictions on a Restricted Stock grant under such terms and conditions as it may deem appropriate.

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          (d)  Restrictive Legend; Certificates May be Held in Custody.
               -------------------------------------------------------

          Each certificate evidencing shares granted pursuant to a Restricted Stock grant may bear an appropriate legend referring to the terms, conditions and restrictions described in the Plan and in the instrument evidencing the Restricted Stock grant. Any attempt to dispose of such shares in contravention of such terms, conditions and restrictions shall be invalid. The Committee may enact rules which provide that the certificates evidencing such shares may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody, until restriction thereon shall have lapsed.

          (e)  Restrictions upon Making of Restricted Stock Grants.
               ---------------------------------------------------

          The registration or qualification under any federal or state law of any shares to be granted pursuant to Restricted Stock grants or the resale or other disposition of any such shares by or on behalf of the Grantees receiving such shares may be necessary or desirable as a condition of or in connection with such Restricted Stock grants, and, in any such event, if the Committee in its sole discretion so determines, delivery of the certificates for such shares shall not be made until such registration or qualification shall have been completed.

          (f)  Special Provisions Regarding Awards.
               -----------------------------------

          Notwithstanding anything to the contrary contained herein, unless otherwise provided in the Agreement governing a Restricted Stock grant, Restricted Stock awards granted pursuant to this Section 6 to Executive Officers (as such term is defined in Rule 3b-7 promulgated under the Exchange Act) shall be based on the attainment by the Company (or a subsidiary or division of the Company if applicable) of performance goals pre-established by the Committee, during a performance period pre-established by the Committee, based on one or more of the following criteria: (i) the attainment of a specified percentage return on total capital employed by the Company (or a subsidiary or division of the Company); (ii) the attainment of a specified percentage return on total stockholder equity of the Company; (iii) the attainment of a specified percentage increase in earnings per share of Stock from continuing operations;
(iv) the attainment of a specified percentage increase in net income of the Company; (v) the attainment of a specified percentage increase in profit before taxation of the Company (or a subsidiary or division of the Company); and (vi) the attainment of a specified percentage increase in revenues of the Company (or a subsidiary or division of the Company). In addition, such performance goals may be based upon the attainment of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations.

          Each such performance criteria shall be evaluated in accordance with generally accepted accounting principles. Such shares of Restricted Stock shall be released from restrictions only after the attainment of such performance measures have been certified by the Committee.

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     7.   Change in Control.
          -----------------

          Upon a Change in Control (as hereinafter defined), then notwithstanding anything herein to the contrary, all options granted under the Plan that are outstanding at the time of such Change in Control shall become immediately exercisable in full and all restrictions with respect to shares of Restricted Stock shall lapse and such shares shall become fully vested and exercisable.

          A "Change in Control" of the Company shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall occur:

               (i) any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act), excluding the Company or any of its affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities or a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

               (ii) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i),
(iii) or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

               (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other company, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

               (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

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          Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the holders of the Stock immediately prior to such transaction or series of transactions continue to have the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions.

     8.   Amendment and Termination of the Plan.
          -------------------------------------

          The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that an amendment which requires stockholder approval in order for the Plan to continue to comply with
Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. No suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted without the written consent of the Grantee.

     9.   Assignability.
          -------------

          Each option award granted pursuant to this Plan shall, during the participant's lifetime, be exercisable only by him. No award nor any right thereunder shall be transferable by the participant by operation of law or otherwise other than by will, the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or the Employee Retirement Income Security Act of 1974, as amended.

     10.  Payment Upon Exercise.
          ---------------------

          Payment of the purchase price upon exercise of any option granted under this Plan shall be made in cash; provided that the Committee, in its sole discretion, may permit an option holder to pay the option price, in whole or in part, by tendering to the Company shares of Stock owned by the option holder, and having a fair market value equal to the option price. The fair market value of such Stock shall be determined by the Committee as it deems appropriate, or as may be required in order to comply with any applicable law or regulation.

     11.  Effective Date and Duration of the Plan.
          ---------------------------------------

          The Plan shall become effective upon its adoption by the Board and the approval thereof by Old McKesson as the sole stockholder of the Company; provided, however, that the effectiveness of the Plan shall be contingent upon the occurrence of the Transaction and all awards of Future Award Shares shall be contingent on the approval of the Plan by the stockholders of the Company at its first annual meeting of stockholders. Unless sooner terminated, the Plan shall remain in effect until terminated by action of the Board, provided, however, that the duration of the Plan shall in no event exceed ten years from the date of the adoption of the Plan by the Board. Termination of the Plan shall not affect any awards previously granted pursuant thereto, which shall remain in effect until their restrictions shall have

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lapsed (with respect to Restricted Stock grants) or until exercised (with respect to option grants) all in accordance with their terms.

     12.  Agreement by Participant Regarding Withholding Taxes.
          ----------------------------------------------------

          If the Committee shall so require, as a condition of exercise of an option or SAR or upon the lapsing of restrictions imposed on Restricted Stock (each a "Tax Event"), each participant shall agree that no later than the date of the Tax Event, the participant will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide, in its sole discretion, that a participant may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the participant, including withholding of Shares.

     13.  Rights as a Shareholder.
          -----------------------

          A participant granted an award hereunder or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as otherwise provided in the Plan.

     14.  No Rights to Employment.
          -----------------------

          Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any participant the right to continue in the employ of, or in an independent contractor relationship with, the Company or any subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such subsidiary to terminate such participant's employment. Awards granted under the Plan shall not be affected by any change in duties or position of a participant as long as such participant continues to be employed by, or in a consultant relationship with, the Company or any subsidiary.

     15.  Interpretation.
          --------------

          The Plan is designed and intended to comply with Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code and all provisions hereof shall be construed in a manner to so comply.

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